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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): May 5, 2003


                                AMERIANA BANCORP
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               (Exact Name of Registrant as Specified in Charter)


         INDIANA                        0-22423                  35-1782688
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (765) 529-2230
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:

               Exhibit 99               Press Release dated May 5, 2003


ITEM 9.  REGULATION FD DISCLOSURE
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     On May 5, 2003,  Ameriana  Bancorp  issued a press release  announcing  its unaudited financial results for the quarter ended March 31, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference. The attached exhibit is furnished pursuant to Item 12 of Form 8-K.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   AMERIANA BANCORP


Dated: May 5, 2003
                                   By:/s/ Harry J. Bailey
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                                      Harry J. Bailey
                                      President